                      STATEMENT OF ADDITIONAL INFORMATION

                              NORTH AMERICAN FUNDS

North American Funds (the "Trust") is an open-end investment company that currently has twenty-four investment portfolios, or series: the Small Cap Growth Fund, the International Small Cap Fund, the Mid Cap Growth Fund, the Global Equity Fund, the Large Cap Growth Fund, the International Equity Fund, the Growth & Income Fund, the Balanced Fund, the Strategic Income Fund, the Core Bond Fund, the Municipal Bond Fund, the U.S. Government Securities Fund, the Money Market Fund, the Mid Cap Value Fund, the Stock Index Fund, the Small Cap Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, the Municipal Money Market Fund, the Science & Technology Fund, and the Josephthal Strategic Growth Fund (collectively, the "Funds," and each a "Fund"). The investment objective of each Fund is described in the Trust's Class A, Class B and Class C Prospectus dated July 7, 2000 (as supplemented October 5, 2000), and the Institutional Class I Prospectus dated October 6, 2000. The Prospectus for the Josephthal Strategic Growth Fund is dated September 1, 2000.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses noted above as revised from time to time. Certain disclosure has been incorporated by reference from the Trust's Annual Report. A free copy of both the Prospectus and the Annual Report may be obtained by writing to North American Funds, 286 Congress Street, Boston, Massachusetts, 02210, or by telephone request at 800-872-8037.

The date of this Statement of Additional Information is November 17, 2000.



                               TABLE OF CONTENTS

HISTORY AND CLASSIFICATION                                          2
INVESTMENT POLICIES AND RISKS                                       2
INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS           3
HEDGING AND OTHER STRATEGIC TRANSACTIONS                           21
INVESTMENT RESTRICTIONS                                            27
TEMPORARY DEFENSIVE POSITIONS                                      39
MANAGEMENT OF THE TRUST                                            41
INVESTMENT MANAGEMENT ARRANGEMENTS                                 48
DISTRIBUTIONS PLANS                                                53
PORTFOLIO BROKERAGE                                                57
MULTIPLE PRICING SYSTEM                                            60
CAPITAL STOCK                                                      63
PURCHASE, REDEMPTION AND PRICING                                   63
PERFORMANCE INFORMATION                                            65
          APPENDIX A
RATINGS                                                            A-1

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                           HISTORY AND CLASSIFICATION

The Trust is an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designated to comply with the diversification requirements of the Internal Revenue Code (the "Code"), as well as the 1940 Act.

The Small Cap Fund and the Lifestyle Funds are "non-diversified" under the 1940 Act, which means that such Funds are not limited in the proportion of their assets that may be invested in the securities of a single issuer.

None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC"). Futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging to the extent permitted by CFTC regulations. The use of certain Hedging and Other Strategic Transactions may require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In connection with a reorganization of several of the Funds on approximately May 31, 2000, the Small Cap Growth Fund (formerly named the "Emerging Growth Fund"), the Mid Cap Growth Fund (formerly named the "Small/Mid Cap Fund"), the Large Cap Growth Fund (formerly named the "Growth Equity Fund"), the Core Bond Fund (formerly named the "Investment Quality Bond Fund"), and the Municipal Bond Fund (formerly named the "National Municipal Bond Fund") changed their names.

                         INVESTMENT POLICIES AND RISKS

The following discussion supplements the descriptions of certain of the Funds and their possible investments and associated risks, as set forth in the Prospectus. Although the Funds may have the flexibility to use some or all of the investments and strategies described in the Prospectus and in this SAI, the Subadvisors may choose not to use such investments or strategies for a variety of reasons. These choices may cause a Fund to miss opportunities, lose money or not achieve its objective.

INTERNATIONAL EQUITY FUND

The Fund does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its Fund securities and purchase certain privately placed securities.

INTERNATIONAL SMALL CAP FUND

The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal. Additionally, investments of the Fund may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

MONEY MARKET FUND

Commercial paper may include variable amount master demand notes, which are unsecured obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Fund and the note issuer, and the Subadvisor, American General Investment Management, L.P. ("AGIM"), will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

The Fund will invest only in U.S. dollar-denominated instruments. All of the Fund's investments will mature in 397 days or less and the Fund will maintain a dollar-weighted average fund maturity of 90 days or less. By limiting the maturity of its investments, the Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. Due to the short maturities of its investments, the Fund will tend to have a lower yield than, and the value of its underlying investments will be less volatile than the investments of, funds that invest in longer-term securities. In addition, the Fund will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. Generally, eligible securities must be rated by a Nationally Recognized Statistical Rating Organization ("NRSRO") in one of the two highest rating categories for short-term debt obligations or be of comparable quality.

U.S. GOVERNMENT SECURITIES FUND

The mortgage-backed securities in which the Fund invests represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the securities held by the U.S. Government Securities Fund and not to the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Fund will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association ("FNMA") current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

In order to make the Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

           INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS

ADJUSTABLE RATE SECURITIES

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the Collateralized Mortgage Obligations ("CMOs") structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity.
When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, "AA" or better by Standard & Poor's Corporation ("S&P") or "Aa" or better by Moody's Investors Service ("Moody's") or which, in the opinion of the applicable Subadvisor, are of comparable quality.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities.

TYPES OF CREDIT SUPPORT. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

BORROWING

Each Fund may borrow money, subject to the Fund's investment restrictions. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. In other words, total borrowings are limited to 33 1/3% of a Fund's total assets. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a mortgage dollar roll or reverse repurchase agreement (or economically similar transaction) by the segregation of assets, such an agreement or mortgage dollar roll will not be considered a "senior security" by the Fund and therefore will not be subject to the Fund's borrowing restrictions. Borrowing will tend to exaggerate the affect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CATASTROPHE BONDS

The U.S. Government Securities Fund, the Strategic Income Fund, the Municipal Bond Fund and the Core Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or and earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

EURODOLLAR OBLIGATIONS

All of the Funds except for the Lifestyle Funds may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the Securities and Exchange Commission ("SEC") and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors, and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks.
These instruments represent the loan of funds actually on deposit in the U.S. The Trust believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar-denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar-denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar-denominated.

The Core Bond Fund, High Yield Bond Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Socially Responsible Fund, Stock Index Fund and the Strategic Income Fund may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

FOREIGN SECURITIES

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs", respectively). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Funds may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Investments in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economics of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Additionally, investments in emerging countries may also be adversely impacted due to the implementation of certain capital control measures which could limit a Fund's ability to access U.S. dollars, repatriate earned interest and/or principal, and sell selected securities.

Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the Fund securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

FOREIGN SOVEREIGN DEBT SECURITIES

Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund ("IMF"), the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, many of the Funds may also invest in investment grade foreign securities.

HIGH YIELD/HIGH RISK DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities include bonds, debentures and notes and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, a Fund may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

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Because the High Yield Bond, Strategic Income and Core Bond Funds will invest primarily in fixed-income securities, the net asset value of each Fund's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income Fund can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income Fund can generally be expected to decline.

The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular Fund investments and may limit the ability of those Funds to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Fund's investment Fund and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest a limited percentage of its assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

HIGH YIELD/HIGH RISK FOREIGN SOVEREIGN DEBT SECURITIES

The Strategic Income, High Yield Bond, Core Bond and International Small Cap Funds expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the International Small Cap, and Balanced Funds may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

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Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.
The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental
regulatory authority.   The various risks discussed above, particularly the
market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in Hybrid Investments.

Certain issuers of Hybrid Investments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES

Each of the Funds may invest a percentage of their net assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days, stripped mortgage securities, catastrophe bonds and inverse floaters). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price. Excluded from the limitation on investment in illiquid securities are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisors, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisors will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Fund could be adversely affected. In addition, the Money Market Fund and the Municipal Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund and the Municipal Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's and the Municipal Money Market Fund's Subadvisor believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund and the Municipal Money Market Fund intend, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's and the Municipal Money Market Fund's Subadvisor will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund and the Municipal Money Market Fund, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

INDEX FUNDS AND TRACKING AN INDEX

The factors that cause a Fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

The coefficient of correlation is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of + 1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

Tracking accuracy is reviewed periodically by the Subadvisor for each of the Index Funds. If an Index Fund does not accurately track an index, the Subadvisor may rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

The index may remove one stock and substitute another, requiring the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs. The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index.

An index fund may not buy every single stock in its index or in the same proportions as the index. The Subadvisor may rely on a statistical selection technique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold in response to cash flows into and out of the Fund and when they are added to or dropped from the index. This generally helps to keep brokerage fees and other transaction costs lower than other funds.

INFLATION-INDEXED BONDS

The Core Bond Fund, the Strategic Income Fund, the U.S. Government Securities Fund and the Municipal Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1.030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise die to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INTERNATIONAL BONDS

The U.S. Government Securities Fund, the Municipal Bond Fund, the Core Bond Fund, the High Yield Bond Fund, the Small Cap Index Fund, the Socially Responsible Fund, the Stock Index Fund, and the Strategic Income Fund may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is abroad ("Euro Bonds"). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

LENDING PORTFOLIO SECURITIES

For purposes of realizing additional income, each Fund, except the Lifestyle Funds, may make secured loans of its portfolio securities. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company (the "Custodian"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

INVESTMENT  COMPANIES

All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

MONEY MARKET INSTRUMENTS

All Funds may invest in Money Market Instruments. The Money Market Fund will be invested in the types of money market instruments described below. All other Funds may invest in certain of the instruments listed below unless a Fund's investment policy strictly prohibits such investment. Certain Funds may purchase such instruments to invest otherwise idle cash or for defensive purposes.

1. U.S. Government and Government Agency Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks ("FHLMC"), Government National Mortgage Association ("GNMA"), Federal Intermediate Credit Banks and the Federal National Mortgage Association ("FNMA"). U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the FNMA, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

2. Certificates of Deposit, Bankers' Acceptances and Other Obligations. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Certain Funds may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

The Funds limit investments in United States certificates of deposit and bankers acceptances to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

3. Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadvisor has determined present minimal risk of loss to the Fund. A Subadvisor will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued each day as a Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

4. Corporate Obligations. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than those supported by commercial paper. While such obligations generally have maturities of ten years or more, the Money Market Fund and the Municipal Money Market Fund will only purchase obligations which have remaining maturities of thirteen months or less from the date of purchase.

5. Repurchase Agreements. Repurchase agreements are arrangements involving the purchase of obligations by a Fund and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. The majority of repurchase transactions run from day to day and delivery pursuant to the resale provision typically will occur within one to five business days of the purchase. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the Fund will be with banks, brokers or dealers. However, a Fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Fund decrease below the resale price.

The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Fund's repurchase agreements. These procedures limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and/or a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain creditworthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisors will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligations.

Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the losses to the Fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

6. Canadian and Provincial Government and Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Fund will be denominated in U.S. dollars.

MONEY MARKET SECURITIES OF FOREIGN ISSUERS

Foreign money market instruments utilized by certain of the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

MORTGAGE DOLLAR ROLLS

Each of the Funds (except the High Yield Bond Fund, the Money Market Fund, the Municipal Money Market Fund and the Lifestyle Funds) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting liquid asset. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund may cover the transaction as described above. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Mortgage Securities

Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long-term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

Adjustable rate mortgage securities are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Asset-Backed Securities-- Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

CMOs purchased may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

STRIPS. In addition to the U.S. Government securities discussed above, certain Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on a Fund's assets.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a Fund's relatively stable net asset value.

In addition to the stripped mortgage securities described above, the Strategic Income Fund may invest in similar securities such as Super POs and Leveraged IOs which are more volatile than POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Leveraged IOs and IOettes are similar in nature to those associated with IOs. The Strategic Income Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.

INVERSE FLOATERS. The Strategic Income and Municipal Bond Funds may invest in inverse floaters, which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on the Fund's assets.

Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate obligations.

MUNICIPAL BONDS

Municipal Bonds are debt obligations that are typically issued by a municipality to obtain funding for public purposes, such as the construction of public facilities (e.g., airports, highways, bridges and schools). Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities also are considered municipal bonds. Municipal bonds at the time of issuance may have varying maturities. The Municipal Money Market Fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintains a dollar-weighed average portfolio maturity in excess of 90 days.

The Municipal Bond Fund and the Municipal Money Market Fund may invest in investment grade municipal bonds. Investment grade municipal bonds are instruments that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Fitch, or determined by a Subadvisor to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest ratings assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa3") or S&P or Fitch (i.e., "BBB-") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. A more complete description of the ratings assigned by Moody's, S&P and Fitch is included in the Appendix herein.

MUNICIPAL COMMERCIAL PAPER

The Municipal Bond Fund and the Municipal Money Market Fund may purchase municipal commercial paper. Municipal commercial paper that may be purchased by the Funds consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

The Funds may invest in commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or, if not rated, determined by a Subadvisor to be of comparable quality.

MUNICIPAL NOTES

Municipal notes are notes issued by local, regional and state governments to meet their short-term funding requirements. Municipal notes generally have maturities at the time of issuance of three years or less.

Funds may invest in municipal notes rated at the time of purchase "MIG1", "MIG2" (or "VMIG-1" or "VMIG-2", in the case of variable rate demand notes), "P-2" or better by Moody's, "SP-2", "A-2" or better by S&P or "F-2" or better by Fitch, or if not rated, determined by a Subadvisor to be of comparable quality.

Municipal notes that may be purchased by the Funds include, but are not limited to the following:

TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs are usually general obligations of the issuer.

MUNICIPAL OBLIGATIONS

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Municipal Bond Fund and the Municipal Money Market Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986, is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Funds' portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

In addition, the Funds may invest in municipal lease obligations ("MLOs"). MLOs are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Fund. The Subadvisor may invest each Fund's net assets in MLOs and will monitor certain factors in evaluating the liquidity of such obligations. These factors include
(i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers); (v) the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Fund; and
(vii) other factors, if any, which the Subadvisor deems relevant to determining the existence of a trading market for such MLO. The Funds also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The Funds currently intend to invest substantially all of their assets in obligations the interest on which is exempt from regular federal income taxes. However, in order to maintain liquidity, the Municipal Bond Fund may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments; obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, "A-2" or better by S&P, "P-2" or better by Moody's, or "F-2" or better by Fitch or which if unrated, in the opinion of the Subadvisor, are of comparable quality; certificates of deposit, bankers' acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the opinion of the Subadvisor, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Funds may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Funds that are attributable to interest derived from taxable money market instruments will be taxable to investors.

From time to time, the Municipal Bond Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exempting of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Subadvisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

PERFORMANCE INDEXED PAPER

The Core Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and Municipal Bond Fund may invest in performance indexed paper ("PIPs"). PIPs is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

PREFERRED STOCK AND CONVERTIBLE SECURITIES

Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Convertible securities are securities (usually preferred shares or bonds) that are exchangeable for a set number of another form of securities (usually common stock) at a prestated price. The convertible feature is usually designed as a sweetener to enhance the marketability of the security.

PRE-REFUNDED BONDS

From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Core Bond Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the High Yield Bond Fund and the Municipal Bond Fund may invest in real estate securities and REITs. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Fund acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

A Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be monitored by the Subadvisor and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The Fund may maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

STRUCTURED NOTES

The Core Bond Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the High Yield Bond Fund and the Municipal Bond Fund may invest in structured notes. Structured notes are derivative fixed income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Subadvisor will analyze these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice. The interest rates are adjustable at intervals ranging from daily ("floating rate") to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Municipal Bond Fund, the Municipal Money Market Fund and the Money Market Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to institution upon a specified number of days' notice, not to exceed seven days. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

WARRANT TRANSACTIONS AND RISKS

Each of the Funds (other than the Money Market Fund and the Municipal Money Market Fund) may purchase warrants, including warrants traded independently of the underlying securities. Such transactions entail certain risks. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a
period of years or to perpetuity.   In contrast, rights, which also represent
the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed income securities. Warrants may be considered more speculative than certain other types of investments in that prior to their exercise they do not entitle a holder to dividends and voting rights with respect to the securities which may be purchased by the exercise thereof, nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying security. If a warrant expires unexercised, the Fund will lose the amount paid for the warrant and any transaction costs.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the Funds may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Fund purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Fund may sell the securities before the settlement date, if such action is deemed advisable. In general, a Fund does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Fund may establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment Fund managed properly may limit the extent to which the Fund may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Fund's total assets that may be committed to such transactions.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

Each Fund may invest in zero coupon securities and pay-in-kind bonds which involve special risk considerations. Zero coupon securities are debt securities that do not provide for the payment of cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of additional debt or equity securities.

Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

A discussion of Hedging and Other Strategic Transactions follows. With the exception of the International Equity Fund,which may use certain Strategic Transactions for both hedging and non-hedging purposes, these strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options may require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadvisor. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, the Fund would be required to segregate more than 50% of its assets to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

All of the Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. A Fund will use futures contracts and related options, to the extent otherwise permitted, primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Subadvisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

COMBINED TRANSACTIONS

If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Subadvisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

A Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Subadvisor. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by a Subadvisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in securities that are not readily marketable.

Each Fund may maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it may segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Subadvisor's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the derivative instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the underlying currency fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of many Hedging and Other Strategic Transactions by a Fund may require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets will be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions and fund internal policy, an amount of cash or other liquid assets equal to the current amount of the obligation may be segregated with the custodian or sub-custodian. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, may require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund may require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency may generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it may segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund may segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin, and may segregate assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other assets acceptable to the Subadvisor. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and may segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars may require segregation of assets with a value equal to a Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INTERNATIONAL EQUITY FUND

The International Equity Fund may use certain Strategic Transactions and instruments for both hedging and non-hedging purposes. Circumstances under which such techniques might be used to further the Fund's investment objective include, but are not limited to, the purchase or sale of stock and stock index futures contracts; to gain exposure to a market in response to changes in the Fund's investment strategy; upon the inflow of investable cash; when the instrument provides greater liquidity than the underlying market; when the Fund is restricted from directly owning a security or currency; or when these strategies and instruments provide a pricing advantage or lower transaction costs. The Fund also may purchase combinations of instruments in order to gain exposure to an investment instead of actually purchasing such investment. For example, the Fund may purchase and sell forward foreign currency exchange contracts in combination with other transactions (such as the purchase and sale of stock and stock index futures contracts). The Fund will not use derivatives in a manner that creates leverage.

                            INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the Funds: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval. Fundamental restrictions may only be changed by the affirmative vote of a majority of the outstanding voting securities of a Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares of a Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with the restrictions noted below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security). The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase; however, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

Unless a Fund is specifically excepted by the terms of a restriction, each of the Small Cap Growth Fund, the International Small Cap Fund, the Mid Cap Growth Fund, the Global Equity Fund, the Large Cap Growth Fund, the International Equity Fund, the Growth & Income Fund, the Balanced Fund, the Strategic Income Fund, the Core Bond Fund, the Municipal Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund will not:

Fundamental

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks and with respect to the Municipal Bond Fund, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by any state, territory or any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction (except with regard to the Small Cap Growth Fund), supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund.

(2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund. This restriction does not apply to the Small Cap Growth Fund as a non-diversified portfolio.

(3) Borrow money except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5) Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts except that each Fund other than the Core Bond and Money Market Funds may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts. The Small Cap Growth, Mid Cap Growth, International Small Cap, Large Cap Growth, Global Equity, Strategic Income and International Equity Funds may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The U.S. Government Securities Fund has elected for the present to not engage in the purchase or sale of commodities or commodity contracts to the extent permitted by this restriction, but it reserves the right to engage in such transactions at a future time.

(7) Lend money to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements.
For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33% of the value of its total non-cash assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

Nonfundamental

(9) Knowingly invest more than 10% of the value of its net assets in securities or other investments not readily marketable, including repurchase agreements maturing in more than seven days but excluding variable amount master demand notes, except that the Small Cap Growth Fund, the Strategic Income Fund, the Core Bond Fund, the Municipal Bond Fund, and the U.S. Government Securities Fund may so invest up to 15% of its net assets.

(10)  Purchase securities for the purpose of exercising control or management.

(11) Purchase securities of foreign issuers, except that (A) the International Small Cap, Global Equity, International Equity and Strategic Income Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies, (B) the Balanced Fund and Large Cap Growth Fund may each invest up to 30% of its assets in such securities, (C) the Small Cap Growth Fund may invest up to 25% of its assets in such securities, and (D) each of the other portfolios (other than the U.S. Government Securities and Municipal Bond Funds) may invest up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Mid Cap Growth,Large Cap Growth and Balanced Funds, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.)

In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act.

For the purposes of the investment limitations applicable to the Municipal Bond Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity. Investment restrictions for the Mid Cap Value Fund, Stock Index Fund, Small Cap Index Fund, Socially Responsible Fund, High Yield Bond Fund, Aggressive Growth Lifestyle Fund, Moderate Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Municipal Money Market Fund, Science & Technology Fund and the Josephthal Strategic Growth Fund are listed below.

As a matter of fundamental policy, the Mid Cap Value Fund may not:

(1) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements and employ similar investment techniques, and pledge its assets in connection therewith, for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(2) Purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For purposes of the limitations on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

(3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(4) Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations,
(i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

(6) Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

As a matter of non-fundamental policy, the Mid Cap Value Fund may not:

(1) Purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

(2) Purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

(3) Invest more than 10% of the value of its total assets in securities of foreign issuers, provided that the limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

(4) Invest more than 15% of the Fund's net assets in illiquid and restricted securities.

(5) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Stock Index Fund may not:

(1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 33 1/3% of the value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets the Fund will not purchase additional securities.

(2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the Securities Act of 1933 ("1933 Act") in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell in the ordinary course of business (a) real estate (including limited partnership interests but excluding securities secured by real estate or interests therein); (b) interests in oil, gas or mineral leases; or (c) commodities or commodity contracts except futures and option contracts except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities.

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As a matter of non-fundamental policy, the Stock Index Fund may not:

(1) Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

(2) Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

(3) Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions. See non-fundamental policy No. 12.

(4) Invest for the purpose of exercising control or management.

(5) Invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees, and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal: and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Trust's Board of Trustees have determined the commercial paper to be liquid: or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees has determined that the commercial paper is equivalent quality and is liquid.

(6) Invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Board of Trustees.)

(7) Invest more than 5% of the Fund's total assets in securities issued by issuers which (including predecessors) have been in operation less than three years.

(8) With respect to 75% of the Fund's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(9) With respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(10) Purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of AGAM or the Subadvisor, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(11) Invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. (the "NYSE") or the American Stock Exchange.

(12) Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time. The Fund has no current intention to engage in short selling. See non-fundamental policy No. 3.

(13) Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges: (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold: and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

(14) Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

(15) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted
(i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Small Cap Index Fund may not:

(1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 33 1/3% of the value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 33 1/3% of total assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.

(2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell in the ordinary course of business (a) real estate (including limited partnership interests but excluding securities secured by real estate or interests therein); (b) interests in oil, gas or mineral leases; or (c) commodities or commodity contracts except futures and option contracts except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As a matter of non-fundamental policy, the Small Cap Index Fund may not:

(1) Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

(2) Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

(3) Sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund has no current intention to engage in short selling).

(4) Invest for the purpose of exercising control or management; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (iii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(5) Invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees).

(6) Invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees have determined that the commercial paper is equivalent quality and is liquid.

(7) Invest more than 5% of the Fund's total assets in securities issued by issuers which (including predecessors) have been in operation less than three years.

(8) With respect to 75% of the Fund's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(9) Invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(10) Invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of AGAM or of the Subadvisor, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(11) Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

(12) Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S.

government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

(13) Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all, such options which are held at any time do not exceed 20% of the Fund's total net assets; and
(c) the aggregate margin deposits required on all such or options thereon held at any time do not exceed 5% of the Fund's total assets.

(14) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted
(i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Socially Responsible Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow money, enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, except to the extent permitted by applicable law, and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.

(3) Acquire real estate or real estate contracts, although the Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.

(8) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

(9) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

As a matter of non-fundamental policy, the Socially Responsible Fund may not:

(1) Invest more than 10% of the Fund's net assets in illiquid and restricted securities.

(2) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(3) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(4) Effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts. The Fund may use short-term credits when necessary to clear transactions.

As a matter of fundamental policy, the High Yield Bond Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or securities issued by state or municipal governments and their political subdivisions. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, unless immediately after each borrowing there is asset coverage of 300%.

(3) Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of a Fund's total assets.

(8) Invest more than 25% of its total assets in issuers primarily engaged in a single industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by a Fund but includes a Fund's pro rata portion of the securities and other assets owned by any such company.

As a matter of non-fundamental policy, the High Yield Bond Fund may not:

(1) Invest more than 15% of its net assets in illiquid and restricted securities.

(2) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(3) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(4) Effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts. A Fund may use short-term credits when necessary to clear transactions.

As a matter of fundamental policy, the Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund and the Moderate Growth Lifestyle Fund may not:

(1) Issue senior securities.

(2) Borrow money, except to the extent permitted by applicable law, and provided that the Fund may not purchase additional securities if borrowings exceed 5% of total assets.

(3) Underwrite the securities of other issuers.

(4) Purchase real estate or real estate mortgage loans, although the underlying mutual funds in which a Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

(5) Purchase or sell commodities or commodity contracts.

(6) Make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors.

(7) Invest more than 25% of its assets in any one industry, other than Funds that are part of the Trust.

As a matter of non-fundamental policy, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund may not:

(1) Purchase any securities on margin, make short sales of securities or purchase or sell puts and calls, or combinations thereof.

(2) Invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that the underlying mutual funds in which the Fund will invest may purchase the securities of companies engaged in such activities.

(3) Purchase or retain any security other than shares of the underlying Trust Funds if (i) one or more officers or trustees of the Trust individually own or would own, directly or beneficially, more than 1/2 of 1 percent of the securities of such issuer and (ii) in the aggregate such persons own or would own more than 5% of such securities.

(4) Invest in companies for the purpose of exercising control of management.

As a matter of fundamental policy, the Municipal Money Market Fund may not:

(1) Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities, or securities which are backed by the full faith and credit of the U.S. or securities issued by state or municipal governments and their political subdivisions) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the Fund. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(2) Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

(3) Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

(4) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal fixed income securities secured by real estate or interests therein.

(5) Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

(6) Make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and restrictions, (ii) by engaging in repurchase transactions, and (iii) by making loans of portfolio securities not in excess of 10% of the value of the Fund's total assets.

(7) Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell municipal bonds and notes.

(8) Purchase securities (other than municipal bonds, notes and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of total Fund assets would be invested in any one industry.

As a matter of non-fundamental policy, the Municipal Money Market Fund may not:

(1) Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

(2) Invest more than 10% of the Fund's net assets in illiquid or restricted securities.

(3) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(4) Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those Trustees and officers of the Trust, or of the investment manager, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

(5) Invest for the purpose of exercising control or management of another company.

(6) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted
(i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(7) Purchase an industrial revenue bond if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of companies with less than three years of operating history.

For the purposes of the investment limitations applicable to the Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

As a matter of fundamental policy, the Science & Technology Fund may not:

(1) Make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(3) Issue senior securities or borrow money, except from banks or other persons for non-leveraging, temporary or emergency purposes, and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

(4) Make loans, although the Fund may lend portfolio securities, purchase of money market instruments and repurchase agreements or bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly distributed or privately placed debt obligations and purchase debt in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

(5) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(6) Invest directly in commodities or real estate, unless acquired as a result of ownership of securities or other instruments, or as permitted by law. However, the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

As a matter of non-fundamental policy, the Science & Technology Fund may not:

(1) Effect short sales of securities or purchase securities on margin, except in connection with investments in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

(2) Purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities, or as permitted by the 1940 Act.

(3) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of its total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

(4) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition or except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


(5) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

With respect to the Science & Technology Fund, as noted in the Prospectus, T. Rowe Price Associates, Inc. ("T. Rowe") manages the assets of the Science & Technology Fund. T. Rowe offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe family of mutual funds and other T. Rowe clients. Currently, two such money market funds are in operation - Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As a non-fundamental operating policy, the Science & Technology Fund may invest up to 25% of its total assets in either the RIF or GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds and invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The RIF and GRF do not pay an advisory fee to the Investment Manager at T. Rowe, but may incur other expenses. However, RIF and GRF are expected by T. Rowe to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

As a matter of fundamental policy, the Josephthal Strategic Growth Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities); except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(2) With respect to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(3) Invest more than 25% of its total assets in companies within a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. There are no limitations on investments made in instruments issued or guaranteed by the U.S. Government and its agencies.

(4) Make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC.

(5) Borrow, except (i) from banks; (ii) to enter into reverse repurchase agreements or to employ similar investment techniques, and pledge its assets in connection therewith; and (iii) as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's total assets valued at the lower of market or cost. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.

(6) Invest in physical commodities or contracts on physical commodities.

(7) Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

(8) Underwrite the securities of other issuers.

(9) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

As a matter of non-fundamental policy, the Fund may not:

(1) Invest more than an aggregate of 15% of the Fund's net assets in illiquid or restricted securities.

(2) Invest for the purpose of exercising control over management of any company; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(3) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                         TEMPORARY DEFENSIVE POSITIONS

The Funds may invest in the types of investments indicated below during periods when the Funds are assuming a temporary defensive position.

      Fund                                                Investments
      ----                                                -----------
Small Cap Growth Fund            Investment grade debt obligations, domestic and foreign money market obligations, including repurchase agreements, and short-term money market obligations.

International Small Cap Fund     Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Mid Cap Growth Fund              Equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount, money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

Global Equity Fund               Cash or short-term and medium-term debt obligations consisting of (i)
                                 obligations of U.S. or foreign governments, their respective agencies or instrumentalities, (ii) money market instruments, and (iii) instruments denominated in any currency issued by international development agencies.

Large Cap Growth Fund            Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

International Equity Fund        Money market instruments, obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.

Growth and Income Fund           All securities authorized for purchase by the Core Bond Fund and Money Market
                                 Fund.

Balanced Fund                    U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.

Strategic Income Fund            High Quality Bonds.

Core Bond Fund                   Securities authorized for purchase by the Money Market Fund.

Municipal Bond Fund              Taxable high-quality short-term money market instruments.

U.S. Government Securities       Money Market Securities.
 Fund


Money Market Fund                N/A

Mid Cap Value Fund               Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Stock Index Fund                 Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Small Cap Index Fund             Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Socially Responsible Fund        Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

High Yield Bond Fund             Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Aggressive Growth Lifestyle      Cash, cash equivalents, U.S. government obligations, commercial paper, bank
 Fund                            obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Moderate Growth Lifestyle Fund   Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Conservative Growth Lifestyle    Cash, cash equivalents, U.S. government obligations, commercial paper, bank
 Fund                            obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Municipal Money Market Fund      Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Science & Technology Fund        Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                 U.S. branches of foreign depository institutions, and foreign depository institutions.

Josephthal Strategic             Cash, cash equivalents, investment grade debt securities and repurchase
 Growth Fund                     agreements.


Consistent with each Fund's investment objective and policies, the Subadvisor of the Fund may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund.

                            MANAGEMENT OF THE TRUST

The Trustees are responsible for generally overseeing the conduct of the Trust's business.

The Trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below:

Name,
-----                                                                              Principal Occupation
Address and Age                            Position with the Fund                 During Past Five Years
---------------                            ----------------------                 ----------------------
Alice T. Kane*                        Chairman of the Board, Trustee     President of the American General Fund
286 Congress Street                   & President                        Group (1999-Present).  Formerly,
Boston, MA  02210                                                        Executive Vice President, American
Age:  52                                                                 General Investment Management, L.P.
                                                                         (1998-1999); Formerly, Executive Vice
                                                                         President (1994-1998) and General
                                                                         Counsel (1986-1995) New York Life
                                                                         Insurance Company; Chair, MainStay
                                                                         Mutual Funds (1994-1998).  President
                                                                         and Director or Trustee of other
                                                                         investment companies advised by The
                                                                         Variable Annuity Life Insurance Company
                                                                         ("VALIC"). (1)(2)

Dr. Judith L. Craven                  Trustee                            Retired Administrator; Formerly
286 Congress Street                                                      President, United Way of the Texas Gulf
Boston, MA  02210                                                        Coast (1992-1998); Director, Houston
Age:  54                                                                 Branch, Federal Reserve Bank of Dallas
                                                                         (1992-Present), Compaq Computer
                                                                         Corporation (1998-Present), Luby's Inc.
                                                                         (1998-Present), A.H. Belo Corporation
                                                                         (journalism, TV and radio)
                                                                         (1993-Present) and SYSCO Corporation
                                                                         (marketing and distribution of food)
                                                                         (1996-Present).  Formerly, Board
                                                                         Member, Sisters of Charity of the
                                                                         Incarnate Word (1996-1999). (1)(2)

William F. Devin                      Trustee                            Member of the Board of Governors of the
286 Congress Street                                                      Boston Stock Exchange.  Retired
Boston, MA  02210                                                        Executive Vice President of Fidelity
Age:  61                                                                 Capital Markets, a division of National
                                                                         Financial Services Corporation in
                                                                         Boston. (2)

Dr. Timothy J. Ebner                  Trustee                            Professor and Head, Department of
286 Congress Street                                                      Neuroscience and Visscher Chair of
Boston, MA  02210                                                        Physiology (1998-Present), Director,
Age:  50                                                                 Graduate Program in Neuroscience,
                                                                         University of Minnesota (1991-1999).
                                                                         Formerly, Consultant to EMPI, Inc.
                                                                         (1994-1995) and Medtronic Inc.
                                                                         (manufacturers of medical products)
                                                                         (1997-1998). (1)(2)


Judge Gustavo E. Gonzales, Jr.        Trustee                            Municipal Court Judge, Dallas, Texas
286 Congress Street                                                      (1995-Present); Director, Downtown
Boston, MA  02210                                                        Dallas YMCA Board (1996-Present);
Age:  59                                                                 Director, Dallas Easter Seals Society
                                                                         (1997-Present). Formerly, private
                                                                         attorney (litigation) (1980-1995).
                                                                         (1)(2)

Kenneth J. Lavery                     Trustee                            Vice President of Massachusetts Capital
286 Congress Street                                                      Resource Company. (2)
Boston, MA  02210
Age: 50

Ben H. Love                           Trustee                            Retired.  Formerly, Director,
286 Congress Street                                                      Mid-American (waste products)
Boston, MA  02210                                                        (1993-1997).  Formerly, Chief
Age:  69                                                                 Executive, Boy Scouts of America
                                                                         (1985-1993). (1)(2)

Dr. John E. Maupin, Jr.               Trustee                            President, Meharry Medical College,
286 Congress Street                                                      Nashville, Tennessee (1994-Present);
Boston, MA  02210                                                        Nashville Advisory Board Member, First
Age:  53                                                                 American National Bank (1996-Present);
                                                                         Director, Monarch Dental Corporation
                                                                         (1997-Present), LifePoint Hospitals,
                                                                         Inc. (1998-Present). (1)(2)

Joseph T. Grause, Jr.*                Trustee and                        President, American General Asset
286 Congress Street                   Vice President                     Management Corporation ("AGAM") (March,
Boston, MA  02210                                                        2000-Present); Executive Vice President
Age: 47                                                                  of Cypress Holding Company, Inc.
                                                                         (November, 1995 to March, 2000); Senior
                                                                         Vice President of Sales and Marketing,
                                                                         The Shareholder Services Group, a
                                                                         subsidiary of First Data Corporation
                                                                         (May, 1993 to November, 1995). (2)

John I. Fitzgerald                    Secretary and                      Counsel, AGAM (April, 1997-Present);
286 Congress Street                   Vice President                     Counsel, AGFD (April, 1997-Present);
Boston, MA  02210                                                        Prior to April, 1997, Executive Vice
Age: 51                                                                  President--Legal Affairs and Government
                                                                         Relations at the Boston Stock Exchange.

Thomas J. Brown                       Treasurer and                      Chief Financial Officer and Chief
286 Congress Street                   Vice President                     Administrative Officer, AGAM (March,
Boston, MA  02210                                                        2000-Present); Principal of Cypress
Age: 53                                                                  Holding Company, Inc. (July, 1997 to
                                                                         March, 2000); consultant to financial
                                                                         services industry (October, 1995 to
                                                                         June 1997); Executive Vice President,
                                                                         Boston Company Advisors (August, 1994
                                                                         to October, 1995).


John N. Packs                         Vice President                     Director of Research, AGAM (March
286 Congress Street                                                      2000-Present); Vice President, Cypress
Boston, MA  02210                                                        Holding Company (November 1995-March
Age:  44                                                                 2000); Prior to November 1995,
                                                                         Investment Professional, Allmerica
                                                                         Financial Services.

*Trustee who is an "interested person", as defined in the 1940 Act.

(1) A Director or Trustee of North American Funds Variable Product Series I, North American Funds Variable Product Series II and USLIFE Income Fund, Inc., each a registered investment company for which an American General Corporation affiliate serves as investment adviser.

(2) A Director or Trustee of North American Senior Floating Rate Fund, Inc. and CypressTree Senior Floating Rate Fund, Inc., each a registered closed-end investment company for which AGAM serves as investment adviser.

COMPENSATION OF TRUSTEES

The Trust does not pay any remuneration to its Trustees who are officers or employees of AGAM, the investment adviser (the "Adviser") or its affiliates. Trustees not so affiliated receive a quarterly retainer of $900, a fee of $900 for each meeting of the Trustees that they attend in person and a fee of $500.00 for each such meeting conducted by telephone. No pension or retirement benefits are paid to Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Fund.

TRUSTEE COMPENSATION TABLE

The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust for the fiscal year ended October 31, 1999:

                              COMPENSATION TABLE

       (1)                                                  (2)                                        (3)
Name of Person, Position                        Aggregate Compensation From the Trust      Total Compensation From the Trust
                                                                                             and Fund Complex Paid to the
                                                                                                       Trustees(1)
William F. Devin                                              $6,200                                  $19,800
Trustee
Kenneth J. Lavery                                             $6,200                                  $19,800
Trustee
Alice T. Kane(2)                                                 N/A                                      N/A
Trustee
Dr. Judith L. Craven(2)                                          N/A                                      N/A
Trustee
Dr. Timothy J. Ebner(2)                                          N/A                                      N/A
Trustee
Judge Gustavo E. Gonzalez(2)                                     N/A                                      N/A
Trustee
Ben H. Love(2)                                                   N/A                                      N/A
Trustee
Dr. John E. Maupin(2)                                            N/A                                      N/A
Trustee
Joseph T. Grause, Jr.(2)                                         N/A                                      N/A
Trustee

(1) The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust and as Directors of the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund. By virtue of having AGAM as investment adviser, the Trust and the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund were considered to be part of the same "Fund Complex" for these purposes.

(2)  Elected Trustee on June 1, 2000.

No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Trust, or to the immediate families (i.e., the spouse, children, mother or father) of such persons.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

CODES OF ETHICS

The Trust, AGAM and American General Funds Distributors, Inc. ("AGFD"), the Funds' distributor and principal underwriter, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to some restrictions.

PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2000, the following persons owned, of record or beneficially, five percent or more of the outstanding securities of the indicated Fund classes:

        FUND                                            SHAREHOLDER                        % OF FUND HELD
        ----                                            -----------                        --------------

Municipal Bond Fund                           Mary W. Hamby                                        5%
Class A Shares                                1686 Partridge Hill Road
                                              Lancaster, SC 29720-8886

                                              Doris McPherson & Alice McPherson                    5%
                                              JTWROS TOD University of WI Med School
                                              Alice R. McPherson Retina Ins.
                                              Dr. Dan Albert, Chairman of Ophthalm.
                                              2909 Poplar Creek Lane
                                              Pearland, TX 77584-2014

                                              Dain Rauscher Incorporated FBO                       8%
                                              Elbert J. Scribner
                                              20403 S. Hillcrest
                                              Porter, TX 77365-3858


        FUND                                            SHAREHOLDER                        % OF FUND HELD
        ----                                            -----------                        --------------
Municipal Bond Fund                           Janet E. Brown                                     6%
Class A Shares                                Emmaus Court
                                              3109 Fellowship Road
                                              Basking Ridge, NJ 07920-3904

Municipal Bond Fund   Class B Shares          Southwest Securities Inc. FBO                      7%
                                              Hellen Bebb Trust
                                              P.O. Box 509002
                                              Dallas, TX 75250-9002

                                              William H. Elliot IV TTEE                          5%
                                              William H. Elliot IV
                                              Family Ltd Partnership
                                              1105 Crumbley Road
                                              McDonough, GA 30252-4426

Municipal Bond Fund   Class C Shares          Herbert Hartman & Janet Hartman CO/TTEES           5%
                                              UA DTD 1-8-92
                                              Janet Hartman Trust
                                              12850 Oak Knoll Drive
                                              Palm Beach Gardens, FL 33418-6989

                                              Mark A. Kielar & Tammy Kielar JT/WROS              6%
                                              1655 SW 2nd Ave.
                                              Boca Raton, FL 33432-7228

                                              Claire Koh                                        20%
                                              963C Heritage Hills Drive
                                              Somers, NY 10589-1913

U.S. Government Securities Fund               Paine Webber For the Benefit of                    5%
     Class A Shares                           First Federal Savings Bank
                                              Attn:  Walter Manijak
                                              633 LaSalle Street
                                              Ottawa, IL 61350-2931

U.S. Government Securities Fund               Arlen J. DeYoung                                   6%
     Class C Shares                           Eileen G. DeYoung JT TEN
                                              8656 Vinup Road
                                              Lynden, WA 98264-9332

Core Bond Fund                                State Street Bank & Trust Co.                      9%
     Class C Shares                           FBO Shirley Einhorn R/O IRA
                                              10662 SW 79 Terr
                                              Miami, FL 33173-2912

Core Bond Fund                                Analytical Pathology Services LTD                  5%
     Class C Shares                           PSP UA DTD 12-24-86
                                              FBO Juan Kang
                                              PMB 104
                                              11220 W. Florissant Ave.
                                              Florissant, MO 63033-6741

Global Equity Fund                            North American Life Assurance Co.                 20%
     Class A Shares                           c/o Elliott & Page, Brett HYRB
                                              393 University Ave., Suite 2100
                                              Toronto, Ontario
                                              Canada MSG 1E6


        FUND                                            SHAREHOLDER                            % OF FUND HELD
        ----                                            -----------                            --------------
International Small Cap Fund                  First Union Securities, Inc.                              5%
     Class A Shares                           A/C 7285-9625
                                              Sitnasuak Native Corporation
                                              111 East Kilbourn Avenue
                                              Milwaukee, WI 53202-6611

                                              National Investor Services FBO                            6%
                                              514-90284-16
                                              55 Water Street, 32nd Floor
                                              New York, NY 10041-3299

International Small Cap Fund                  Wexford Clearing Services Corp. FBO                       7%
     Class B Shares                           Robert M. Freeman
                                              14 Kanawha Road
                                              Richmond, VA 23226-3308

Large Cap Growth Fund                         Farmers State Bank Employees Pension                      8%
     Class A Shares                           C/O Farmers State Bank Trustee U/A
                                              Carolyn Dickerson Tr. Officer
                                              Carolyn Bollman Asst. Tr. Officer
                                              P.O. Box 538
                                              108 E. Adams Street
                                              Pittsfield, IL 62363-0538

Balanced Fund                                 Farmers State Bank Employees Pension                      8%
     Class A Shares                           C/O Farmers State Bank Trustee U/A
                                              Carolyn Dickerson Tt. Officer
                                              Carolyn Bollman Asst. Tr. Officer
                                              P.O. Box 538
                                              108 E. Adams Street
                                              Pittsfield, IL 62363-0538

Balanced Fund                                 Lewco Securities Corp.                                    8%
     Class A Shares                           FBO A/C #W36-900262-1-04
                                              34 Exchange Place, 4th Floor
                                              Jersey City, NJ 07302-3885

Small Cap Growth Fund                         Phyllis Hilfiker                                          7%
     Class A Shares                           8 Hasler Lane
                                              Little Silver, NJ 07739-1650

                                              North Pinnellas Anesthesia Association PA                11%
                                              William N. Hartenbach MD & Marvin Sponaugle MD, TTEES
                                              1810 Alt 19 South, Suite N
                                              Tarpon Springs, FL 34689-1954

                                              State Street Bank & Trust Co.                             5%
                                              Custodian for the Rollover IRA of
                                              Cathy Z. Angellis
                                              109 Simonds Road
                                              Lexington, MA 02420-1620

                                              Wexford Clearing Services Corp. FBO                       6%
                                              Constance S. Brown
                                              2800 Kellipe Road
                                              Glen Allen, VA 23059-4712


        FUND                                            SHAREHOLDER                        % OF FUND HELD
        ----                                            -----------                        --------------
Small Cap Growth Fund                         Zorba Productions, Inc.                             5%
     Class C Shares                           Employees Pension Plan
                                              John Faratzis Trustee
                                              84 Southport CV
                                              Bonita Springs, FL 34134-8542

                                              First Union National Bank TTEE                     13%
                                              FBO Christian Barton PSP
                                              FBO JE Betts P/S/P U/A/D 2/1/79
                                              A/C #5041140787 Trust Operations
                                              1525 West WT Harris Blvd. NC 1151
                                              Charlotte, NC 28262-8522

As of February 1, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

The following information supplements the material appearing in the Prospectus.

ADVISORY ARRANGEMENTS

"AGAM" and "AGFD" are both wholly-owned subsidiaries of American General Corporation, which is a part of American General Financial Group, a financial services company with approximately $115 billion in assets and over $6 billion in total stockholders' equity. AGAM acts as the Trust's investment adviser (the "Adviser"), while AGFD acts as the Trust's distributor (the "Distributor") and principal underwriter. The American General Corporation group of companies operate in each of the 50 states, and collectively engage in substantially all forms of financial services.

Prior to March 10, 2000, CypressTree Asset Management Corporation, Inc., was the investment adviser to the Trust, and CypressTree Funds Distributors, Inc. was the distributor to the Trust. Prior to October 1, 1997, NASL Financial Services, Inc. was both the investment adviser and the distributor for the Trust (in such capacity, the "Former Distributor").

Subject to the supervision of the Trustees, the Adviser oversees all aspects of the Trust's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without cost to the Trust. The Adviser also provides certain services, and the personnel to perform such services, to the Trust for which the Trust reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Trust and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust, except for any of those functions performed by the Trust's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Trust to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund.

The following is a schedule of the management fees each Fund currently is obligated to pay AGAM under the Advisory Agreement:

                                                                    BETWEEN         BETWEEN
                                                                  ------------    ------------
                                                                  $ 50,000,000    $200,000,000
                                                                  ------------    ------------
                                                     FIRST            AND             AND         EXCESS OVER
                                                  ------------    ------------    ------------    ------------
             FUNDS                                 $50,000,000    $200,000,000    $500,000,000    $500,000,000
            -------                               ------------    ------------    ------------    ------------
Small Cap Growth Fund                                  .950%           .950%           .950%           .950%
International Small Cap Fund                          1.050%          1.000%           .900%           .800%
Mid Cap Growth Fund                                    .925%           .900%           .875%           .850%
Global Equity Fund                                     .900%           .900%           .700%           .700%
Large Cap Growth Fund                                  .900%           .850%           .825%           .800%
International Equity Fund                              .900%           .850%           .800%           .750%
Growth & Income Fund                                   .725%           .675%           .625%           .550%
Balanced Fund                                          .775%           .725%           .675%           .625%
Strategic Income Fund                                  .750%           .700%           .650%           .600%
Core Bond Fund                                         .600%           .600%           .525%           .475%
Municipal Bond Fund                                    .600%           .600%           .600%           .600%
U.S. Government Securities Fund                        .600%           .600%           .525%           .475%
Money Market Fund                                      .200%           .200%           .200%           .145%
Mid Cap Value Fund                                                  See Below.
Stock Index Fund                                       .270%           .270%           .270%           .260%
Small Cap Index Fund                                   .280%           .280%           .280%           .270%
Socially Responsible Fund                              .650%           .650%           .650%           .650%
High Yield Bond Fund                                   .825%           .825%           .725%           .675%
Aggressive Growth Lifestyle Fund                       .100%           .100%           .100%           .100%
Moderate Growth Lifestyle Fund                         .100%           .100%           .100%           .100%
Conservative Growth Lifestyle Fund                     .100%           .100%           .100%           .100%
Municipal Money Market Fund                            .350%           .350%           .350%           .350%
Science & Technology Fund                              .900%           .900%           .900%           .900%
Josephthal Strategic Growth Fund                       .900%           .900%           .900%           .900%


The management fee schedule for the Mid Cap Value Fund follows: .900% on the first $100,000,000; .875% between $100,000,000 and $250,000,000; .850% between
$250,000,000 and $500,000,000; .825% between $500,000,000 and $750,000,000, and
 .800% on the excess over $750,000,000 of the average net assets of the Fund.

SUBADVISORY ARRANGEMENTS

Under the terms of each of the Subadvisory agreements between the Adviser and a Subadvisor (the "Subadvisory Agreements"), the Subadvisor assigned to a Fund manages the investment and reinvestment of the assets of such Fund, subject to the supervision of the Trustees. The Subadvisor formulates a continuous investment program for such Fund consistent with its investment objectives and policies outlined in this Prospectus. The Subadvisor implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation.

As compensation for their services, the Subadvisors receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisors for each Fund under the Subadvisory Agreements. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS OR THEIR SHAREHOLDERS.


The following is a schedule of fees paid by the Adviser to the Subadvisors.


                                                               BETWEEN         BETWEEN
                                                             ------------    ------------
                                                             $ 50,000,000    $200,000,000
                                                             ------------    ------------
                                                FIRST            AND             AND         EXCESS OVER
                                             ------------    ------------    ------------    ------------
             FUNDS                            $50,000,000    $200,000,000    $500,000,000    $500,000,000
            ------                            -----------    ------------    ------------    ------------
Small Cap Growth Fund                             .550%           .550%           .550%           .550%
International Small Cap Fund                      .650%           .600%           .500%           .400%
Mid Cap Growth Fund                               .525%           .500%           .475%           .450%
Global Equity Fund                                .500%           .450%           .375%           .325%
Large Cap Growth Fund                             .500%           .450%           .425%           .400%
International Equity Fund                         .500%           .450%           .400%           .350%
Growth and Income Fund                            .325%           .275%           .225%           .150%
Balanced Fund                                     .375%           .325%           .275%           .225%
Strategic Income Fund                             .350%           .300%           .250%           .200%
Core Bond Fund                                    .225%           .225%           .150%           .100%
Municipal Bond Fund                               .250%           .250%           .250%           .250%
U.S. Government Securities Fund                   .225%           .225%           .150%           .100%
Money Market Fund                                 .075%           .075%           .075%           .020%
Mid Cap Value Fund                                             See below.
Stock Index Fund                                               See below.
Small Cap Index Fund                                           See below.
Socially Responsible Fund                         .250%           .250%           .250%           .250%
High Yield Bond Fund                              .450%           .450%           .350%           .300%
Aggressive Growth Lifestyle Fund                  .100%           .100%           .100%           .100%
Moderate Growth Lifestyle Fund.                   .100%           .100%           .100%           .100%
Conservative Growth Lifestyle Fund                .100%           .100%           .100%           .100%
Municipal Money Market Fund                       .250%           .250%           .200%           .150%
Science & Technology Fund                         .600%           .600%           .600%           .550%
Josephthal Strategic Growth Fund                  .500%           .500%           .500%           .500%

The subadvisory fee schedules for the Mid Cap Value Fund, the Stock Index Fund, and the Small Cap Index Fund follow: For the Mid Cap Value Fund, AGAM pays the Subadvisor a fee at the rate of .500% on the first $100,000,000, .475% between $100,000,000 and $250,000,000, .450% between $250,000,000 and $500,000,000,
 .425% between $500,000,000 and $750,000,000, and .400% on the excess over
$750,000,000. For the Stock Index Fund, AGAM pays the Subadvisor a fee at the rate of .020% of the first $2,000,000,000 and .010% on the excess over $2,000,000,000. For the Small Cap Index Fund, AGAM pays the Subadvisor a fee at the rate of .030% on the first $150,000,000 and .020% on the excess over $150,000,000.

The subadvisory fee paid to T. Rowe Price Associates, Inc. may be discounted based on the aggregate domestic equity assets subadvised by T. Rowe Price. Such discount ranges from 5% for assets between $750 million and $1.5 billion, up to 10% for assets above $3 billion.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Trust paid total advisory fees to the Adviser of $6,327,793; 7,129,573, and $6,960,548 respectively. The dollar amounts represented by each of the Funds are as follows:


                                                           11/1/96 to      11/1/97 to          11/1/98 to
Fund                                                         10/31/97        10/31/98            10/31/99
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                        $  217,083      $  313,427          $  390,888
International Small Cap Fund                                  175,637         181,592             159,614
Large Cap Growth Fund                                         178,839         255,953             335,777
Global Equity Fund                                          1,106,316       1,164,468             951,657
Growth & Income Fund                                        1,112,269       1,527,239           1,912,464
International Equity Fund                                     280,663         257,885             230,737
Strategic Income Fund                                         561,512         619,206             498,515
Core Bond Fund                                                113,993         102,778              94,898
U.S. Government Fund                                          567,391         479,512             411,390
Municipal Bond Fund                                           109,842         102,477              89,986
Money Market Fund                                              40,088          38,630              44,172
Balanced Fund                                                 735,884         747,288             681,955
Small Cap Growth Fund                                             N/A          *3,034               9,513
Mid Cap Value Fund                                                N/A             N/A                 N/A
Stock Index Fund                                                  N/A             N/A                 N/A
Small Cap Index Fund                                              N/A             N/A                 N/A
Socially Responsible Fund                                         N/A             N/A                 N/A
High Yield Bond Fund                                              N/A             N/A                 N/A
Aggressive Growth Lifestyle Fund                                  N/A             N/A                 N/A
Moderate Growth Lifestyle Fund                                    N/A             N/A                 N/A
Conservative Growth Lifestyle Fund                                N/A             N/A                 N/A
Municipal Money Market Fund                                       N/A             N/A                 N/A
Science & Technology Fund                                         N/A             N/A                 N/A

*For the period January 6, 1998 (commencement of operations) to October 31,
1998.

For the same periods, the Adviser paid total subadvisory fees of $2,949,885; $3,386,336 and $3,299,474 respectively. The dollar amounts represented by each of the Funds are as follows:


Fund                                                    11/1/96 to                  11/1/97 to                  11/1/98 to
                                                          10/31/97                    10/31/98                    10/31/99
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                      $ 123,209                   $ 177,891                   $ 221,855
International Small Cap Fund                               108,728                     112,414                      98,810
Large Cap Growth Fund                                       99,355                     142,195                     186,543
Global Equity Fund                                         578,158                     607,233                     500,828
Growth & Income Fund                                       467,961                     629,517                     768,487
International Equity Fund                                  155,924                     143,270                     128,186
Strategic Income Fund                                      254,934                     279,664                     227,935
Core Bond Fund                                              42,747                      38,542                      35,587
U.S. Government Fund                                       212,772                     179,817                     154,269
Municipal Bond Fund                                         45,768                      42,359                      37,494
Money Market Fund                                           15,033                      14,486                      16,565
Balanced Fund                                              339,031                     348,785                     319,497
Small Cap Growth Fund                                          N/A                      *1,756                       5,910
Mid Cap Value Fund                                             N/A                         N/A                         N/A
Stock Index Fund                                               N/A                         N/A                         N/A
Small Cap Index Fund                                           N/A                         N/A                         N/A
Socially Responsible Fund                                      N/A                         N/A                         N/A
High Yield Bond Fund                                           N/A                         N/A                         N/A
Aggressive Growth Lifestyle Fund                               N/A                         N/A                         N/A
Moderate Growth Lifestyle Fund                                 N/A                         N/A                         N/A
Conservative Growth Lifestyle Fund                             N/A                         N/A                         N/A
Municipal Money Market Fund                                    N/A                         N/A                         N/A
Science & Technology Fund                                      N/A                         N/A                         N/A
----------------------------------                             ---                         ---                         ---

*For the period January 6, 1998 (commencement of operations) to October 31,
1998.

For the year ended October 31, 1999 the net investment advisory fees retained by the Adviser after payment of Subadvisory fees was $3,661,074, allocated among the portfolios as follows:

                                                                        ANNUAL PERCENTAGE
FUND                                          DOLLAR AMOUNT             OF FUND NET ASSETS
---------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                    $  169,033                        0.40%
International Small Cap Fund                               60,804                        0.40%
Large Cap Growth Fund                                     149.234                        0.40%
Global Equity Fund                                        450,829                        0.43%
Growth & Income Fund                                    1,143,977                        0.40%
International Equity Fund                                 102,551                        0.40%
Strategic Income Fund                                     270,580                        0.40%
Core Bond Fund                                             59,311                        0.38%
U.S. Government Securities Fund                           257,121                        0.38%
Municipal Bond Fund                                        52,493                        0.35%
Money Market Fund                                          27,607                        0.13%
Balanced Fund                                             362,458                        0.40%
Small Cap Growth Fund                                       3,603                        0.36%
Mid Cap Value Fund                                            N/A                         N/A
Stock Index Fund                                              N/A                         N/A
Small Cap Index Fund                                          N/A                         N/A
Socially Responsible Fund                                     N/A                         N/A
High Yield Bond Fund                                          N/A                         N/A
Aggressive Growth Lifestyle Fund                              N/A                         N/A
Moderate Growth Lifestyle Fund                                N/A                         N/A
Conservative Growth Lifestyle Fund                            N/A                         N/A
Municipal Money Market Fund                                   N/A                         N/A
Science & Technology Fund                                     N/A                         N/A
-----------------------------------                           ---                         ---

The Advisory Agreement and each Subadvisory Agreement (collectively, the "Agreements") will continue in effect as to a Fund for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that Fund only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of each of the Funds of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the Adviser or applicable Subadvisor on 60 days' written notice to the other party or parties to the Agreement and, in the case of the Subadvisory Agreements, to the Fund. Each of the Agreements will automatically terminate in the event of its assignment.

The Agreements may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust or applicable Fund(s), as the case may be, and by the vote of a majority of the Trustees who are not interested persons of the Trust, of the Adviser or of the applicable Subadvisor, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Fund affected by the amendment or (ii) all the Funds of the Trust.

Each Subadvisory Agreement provides that the Subadvisor will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from the Subadvisor's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

FUND EXPENSES

Subject to the expense waiver discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for: (1) those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement, (2) those expenses the Distributor has agreed to bear pursuant to its Distribution Agreement with the Trust, or (3) those expenses the Subadvisors have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser or Distributor, as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Trust's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Trust's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Trust's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Trust Prospectuses and Statements of Additional Information; the expenses of determining the Trusts' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Trust's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Trust and its shares under all federal and state laws applicable to the Trust and its business activities; all expenses associated with the issue, transfer and redemption of Trust shares; brokers' and other charges incident to the purchase, sale or lending of the Trust's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Trust may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

                               DISTRIBUTION PLANS

The Trust currently offers four classes of shares in each Fund: "Class A" shares, "Class B" shares, "Class C" shares, and "Institutional Class I" shares. In addition, the Core Bond Fund and the High Yield Bond Fund also offer "Institutional Class II" shares. Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor.

In addition to the front end sales charge which may be deducted at the time of purchase of Class A shares and the CDSC which may apply on redemption of Class B shares, each class of shares of each Fund is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Fund of the Trust, other than the Money Market Fund and the Municipal Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.


Under the Class A Plan, Class A shares of each Fund (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee," and Class A shares of the Money Market Fund and Municipal Money Market Fund bear no such fees. Under the Class B Plan, Class B shares of each Fund (with the exception of the Money Market Fund and Municipal Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."
Under the Class C Plan, Class C shares of each Fund (with the exception of the Money Market Fund and Municipal Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Trust may reasonably request, provision to the Trust of such information, analyses and opinions with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities.

The distribution and service fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a front end sales charge or a CDSC, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

The amounts payable by the Aggressive Growth LifeStyle Fund, the Moderate Growth LifeStyle Fund and the Conservative Growth LifeStyle Fund (the "LifeStyle Funds") under the Plans to the Distributor or any other party will be reduced by any amounts paid with respect to the Institutional Class I Shares of each Portfolio in which a LifeStyle Fund invests (each an "Underlying Portfolio") pursuant to the Administrative and Shareholder Services Agreement (the "Services Agreement") between the Fund and AGAM. To the extent that any payments made by an Underlying Portfolio pursuant to the Services Agreement should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of the Rule, then such payments shall be deemed authorized by the Plans.

The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor.

The Distributor may from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs will be in accordance with NASD Conduct Rules 2820 and 2830. The Distributor may also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Funds of the Trust. Payments for educational programs and promotional incentives will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses. Each of the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares--0.25% annually, commencing from the date the purchase order is accepted, for all Funds (except the Municipal Bond Fund, for which the trail commission is 0.15%, and the Money Market Fund, for which no trail commission is paid); Class B shares--0.25% annually, for all Funds (except the Municipal Bond Fund, for which the trail commission is 0.15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares--1.00% annually, for all Funds other than the Core Bond, U.S. Government Securities, Municipal Bond and Money Market Funds and 0.90% annually, for the Core Bond, U.S. Government Securities and Municipal Bond Fund (no trail commission is paid on the Money Market Fund). The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commissions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted. Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor, will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1.00% (0.90% in the case of the Core Bond, U.S. Government Securities and Municipal Bond Fund) of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund or the Municipal Money Market Fund.

In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Trust and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders, and that the Plans are essential to, and an integral part of, the Trust's program for financing the sale of shares of the various Funds of the Trust to the public.

The Distributor is a broker/dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act") and a member of the NASD. The Distributor's address is the same as that of the Trust.

Neither a Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan and the related agreements.

The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner described above. The Trustees will receive quarterly and annual statements concerning distribution and shareholder servicing expenditures. In such statements, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee charged to that class. Expenditures not related to the sale or servicing of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The statements, including the allocations upon which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan may be terminated at any time with respect to any one or more Funds by a majority vote of the Independent Trustees or by vote of a majority of the outstanding voting securities attributable to Class A, Class B and Class C shares, as applicable, of such Fund or Funds. If a Plan is terminated by the Trustees or is otherwise discontinued with respect to one or more Funds, no further payments would be made by the Trust in respect of the Class A, Class B and Class C shares, as applicable, of such Fund or Funds under that Plan. A Plan may remain in effect with respect to Class A, Class B, or Class C shares, as applicable, of a Fund even if it has been terminated with respect to the Class A, Class B and Class C shares, as applicable, of one or more other Funds.

A Plan may not be amended with respect to any class of any Fund so as to materially increase the amount of the fees payable thereunder unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of such class of such Fund. In addition, no material amendment to a Plan may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class A Plan to the Distributor of $668,952 comprised of:

$20,192  from the Mid Cap Growth Fund,
$7,675  from the International Small Cap Fund,
$17,231  from the Large Cap Growth Fund,
$81,774  from the Global Equity Fund,
$158,039  from the Growth & Income Fund,
$42,157  from the Strategic Income Fund,
$41,514  from the Balanced Fund,
$19,724  from the Core Bond Fund,
$151,280  from the U.S. Government Securities Fund,
$13,640  from the International Equity Fund,
$8,045  from the Municipal Bond Fund, and
$687  from the Small Cap Growth Fund.

For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class B Plan to the Distributor of $2,842,892 comprised of:

$171,666  from the Mid Cap Growth Fund,
$71,002  from the International Small Cap Fund,
$149,211  from the Large Cap Growth Fund,
$288,848  from the Global Equity Fund,
$943,742  from the Growth & Income Fund,
$268,194  from the Strategic Income Fund,
$170,727  from the Balanced Fund,
$46,976  from the Core Bond Fund,
$131,921  from the U.S. Government Securities Fund,
$145,027  from the International Equity Fund,
$49,930  from the Municipal Bond Fund, and
$5,043  from the Small Cap Growth Fund.

For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class C Plan to the Distributor of $4,514,731, comprised of:

$193,223  from the Mid Cap Growth Fund,
$59,084  from the International Small Cap Fund,
$174,643  from the Large Cap Growth Fund,
$534,908  from the Global Equity Fund,
$1,464,659  from the Growth & Income Fund,
$287,809  from the Strategic Income Fund,
$616,807  from the Balanced Fund,
$54,899  from the Core Bond Fund,
$121,489  from the U.S. Government Securities Fund,
$72,373  from the International Equity Fund,
$46,413  from the Municipal Bond Fund, and
$3,007  from the Small Cap Growth Fund.

For the periods November 1, 1996 to October 31, 1997, November 1, 1997 to October 31, 1998 and November 1, 1998 to October 31, 1999, the Distributor received underwriting commissions of $880,600; $720,619 and $369,102, respectively. The dollar amounts were comprised as reflected below, with respect to shares of the following Funds:


                                                               11/1/96 to        11/1/97 to        11/1/98 to
FUND                                                             10/31/97          10/31/98          10/31/99
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                                49,974            37,678            29,267
International Small Cap Fund                                       33,696             7,460             2,890
Large Cap Growth Fund                                              36,270            35,566            26,686
Global Equity Fund                                                 36,504            50,852            39,745
Growth & Income Fund                                              256,762           232,745           179,324
International Equity Fund                                          33,761            10,257            13,846
Strategic Income Fund                                             104,745            52,633             9,887
Core Bond Fund                                                     16,552            18,138             5,727
U.S. Government Securities Fund                                   120,538            58,690            19,362
Municipal Bond Fund                                                 7,803            15,834             1,493
Balanced Fund                                                      46,676            37,883            12,245
Small Cap Growth Fund                                                 N/A            *2,821             1,949
Mid Cap Value Fund                                                    N/A               N/A               N/A
Stock Index Fund                                                      N/A               N/A               N/A
Small Cap Index Fund                                                  N/A               N/A               N/A
Socially Responsible Fund                                             N/A               N/A               N/A
High Yield Bond Fund                                                  N/A               N/A               N/A
Aggressive Growth Lifestyle Fund                                      N/A               N/A               N/A
Moderate Growth Lifestyle Fund                                        N/A               N/A               N/A
Conservative Growth Lifestyle Fund                                    N/A               N/A               N/A
Municipal Money Market Fund                                           N/A               N/A               N/A
Money Market Fund                                                     N/A               N/A               N/A
Science & Technology Fund                                             N/A               N/A               N/A
---------------------------------------                          --------           -------           -------

* For the period January 6, 1998 (commencement of operations) to October 31,
1998.

Of the total underwriting commissions received during the three fiscal year periods, $0, $95,918 and $58,916, respectively, were retained by the Distributor. The balance of such commissions was paid to securities dealers and the promotional agent. During such periods the Distributor did not receive directly or indirectly from the Trust any compensation on the redemption or repurchase of Trust shares, brokerage commissions or other underwriting compensation.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

The Trust has adopted an Administrative and Shareholder Services Agreement with AGAM pursuant to which Institutional Class I shares pay an administrative fee of 25 basis points for administrative and shareholder services.

                              PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the Subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds, the portfolio transactions for which are the responsibility of the Adviser. The Subadvisors have no formula for the distribution of the Funds' brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The Subadvisors consider various factors in selecting brokers through which orders for client accounts are executed. The Subadvisors' primary consideration is the broker's ability to provide the best execution of the trade (including both trade price and commission). Assuming equal execution capabilities, the Subadvisors also take other factors into account.

In determining which brokers provide best execution, the Subadvisors look primarily to the stock price quoted by the broker, and normally place orders with the broker through which they can obtain the most favorable price. If the same price is available from more than one broker, a Subadvisor's judgment as to the following factors may influence the selection of a broker for a particular trade: the execution, clearance and settlement capabilities of the brokers under consideration; the nature of the security being traded; the difficulty of execution; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the financial stability of the brokers under consideration; actual or apparent operational problems of any broker under consideration; and the negotiated commission rates available at the time of the trade. The Subadvisors may also consider the willingness of particular brokers to sell shares of the Fund, subject to best execution and difficulty of execution.

The Subadvisors may also consider the nature and extent of research services provided when they select brokers. Assuming equal execution capabilities as described above, the Subadvisors may direct commission business to brokers who provide research services. Such services include, but are not limited to: analyses and reports concerning economic factors and trends, industries, specific securities, portfolio strategy, and valuation and performance of accounts; advice regarding critical factors supporting research recommendations and special reports or information based on the specific requests of a Subadvisor's portfolio manager/analysts. The Subadvisors may also from time to time obtain research services prepared by third parties and provided by brokers in exchange for a predetermined amount of commission business. These services include portfolio monitoring, analysis and performance measurement systems, various economic forecasting and research services covering stocks and bonds, research and trading conferences, and a source of information as to block trading opportunities. Some third party arrangements are cancelable at any time while others require notice. Such third party arrangements do not involve a substantial amount of the Subadvisors' commission business on behalf of clients. The Subadvisors may employ affiliated brokers for portfolio transactions.

In accordance with industry practice, commission rates are normally determined through negotiations with brokers conducted by the Subadvisors' traders. These negotiations take into account industry norms for particular transactions, the size and type of trades, the size and expertise of the brokerage firm involved and the nature of brokerage and research services provided, including special services in connection with a particular trade. (Such special services could include, among other things, the assumption of market risk in connection with a trade or series of trades or the facilitation of trades in a thin or volatile market.) Commission rates paid by the Subadvisors in those cases may be higher than those charged by brokers for execution of similar trades without the provision of research and/or special services.

No precise monetary value can be assigned to research and special execution services furnished to the Subadvisors by brokers. The Subadvisors will review all research services and will determine if the amounts of commissions directed to brokers are reasonable in relation to the value of the brokerage and research services provided, viewed in terms of both particular transactions and the Subadvisors' overall responsibilities with respect to the accounts over which they exercise investment discretion. Each Subadvisor will maintain an internal allocation procedure to identify those brokers who provide them with research services and the amount of research services they provide, and will endeavor to direct sufficient commissions to them to ensure the continued receipt of such services as the Subadvisor believes to be valuable.

Research services furnished by brokers may be used in servicing all of the Funds of the Trust advised by a Subadvisor and any other accounts over which that Subadvisor exercises investment discretion, although not all of such services may be used in connection with any particular Fund that paid commissions to the brokers providing such services.

The Subadvisors' practices in selecting brokers will be reviewed periodically by the Trustees.

The Subadvisors and/or their affiliates currently manage portfolios and accounts other than those of the Trust. Although investment recommendations or determinations for the Trust's Funds will be made by the Subadvisors independently from the investment recommendations and determinations made by them for any other portfolio or account or by the Subadvisors' affiliates for the portfolios or accounts they manage, investments deemed appropriate for the Trust's Funds by the Subadvisors may also be deemed appropriate by them or affiliated advisers for other portfolios or accounts, so that the same security may be purchased or sold at or about the same time for both the Trust's Funds and such other portfolios or accounts. In such circumstances, the Subadvisors may determine that orders for the purchase or sale of the same security for the Trust's Funds and one or more other portfolios or accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisors to be equitable and in the best interests of the Trust's Funds and such other portfolios or accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Subadvisors and the Trust believe that its participation in such transactions on balance will produce better overall results for the Trust.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Funds paid brokerage commissions in connection with portfolio transactions of $1,102,121; $1,033,506 and $1,476,984, respectively. The dollar amounts represented by each of the Funds are as follows:

FUND                                    11/1/96 TO 10/31/97         11/1/97 TO 10/31/98         11/1/98 TO 10/31/99
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                          $ 70,946                    $123,987                    $142,896
International Small Cap Fund                   64,279                      37,107                     164,253
Large Cap Growth Fund                          62,974                      59,360                      74,175
Global Equity Fund                            185,238                     156,058                     254,432
Growth & Income Fund                          135,545                      96,897                     161,296
International Equity Fund                     108,863                     151,566                      81,511
Balanced Fund                                 375,418                     321,229                     293,100
Small Cap Growth Fund                             N/A                       1,195                       1,405

From November 1, 1998 to October 31, 1999, brokerage commissions were paid to Salomon Smith Barney as follows:

                                                                 % OF TRUST'S BROKERAGE        % OF AGGREGATE $ AMOUNT
                                                                COMMISSIONS REPRESENTED            OF TRANSACTIONS FOR THE
FUND                                 11/0/98 TO 10/31/99          FOR THE   PERIOD                         PERIOD
----------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                  $    12                        0.00%                      0.00%
International Equity Fund                       3,794                        4.65%                      3.52%
Global Equity Fund                             13,375                        5.25%                      4.46%
Small Cap Growth Fund                              13                        0.93%                      1.07%
Large Cap Growth Fund                           2,773                        3.74%                      5.45%
Growth & Income Fund                            5,316                        3.30%                      2.38%
Balanced Fund                                   3,232                        1.10%                      1.94%

From November 1, 1998 to October 31, 1999, brokerage commissions were paid to J.P. Morgan Securities as follows:


                                                                   % OF TRUST'S BROKERAGE      % OF AGGREGATE $ AMOUNT
                                            11/0/98 TO    COMMISSIONS REPRESENTED FOR THE      OF TRANSACTIONS FOR THE
FUND                                          10/31/99                             PERIOD                       PERIOD
----------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                 $     169                               1.00%                        0.11%
International Equity Fund                          485                               0.59%                        0.34%
Global Equity Fund                              10,986                               4.32%                        3.38%
Large Cap Growth Fund                            2,341                               3.16%                        3.31%
Growth & Income Fund                             3,306                               2.05%                        2.38%
Balanced Fund                                    9,958                               3.40%                        3.63%

                            MULTIPLE PRICING SYSTEM

The Trust's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.



CLASS A SHARES.   Purchases of Class A shares of less than $1 million are
offered for sale at net asset value per share plus a front end sales charge of up to 5.75% for the Equity Funds (4.75% for the Income Funds) payable at the time of purchase (with the exception of Class A shares of the Money Market Fund and Municipal Money Market Fund, which are offered without such a charge). Equity Funds are defined to include Growth & Income, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Science & Technology, Small Cap Growth, Small Cap Index, Socially Responsible, Stock Index, Global Equity, International Equity, International Small Cap, Balanced, Aggressive Growth Lifestyle, Conservative Growth Lifestyle and Moderate Growth Lifestyle Funds. Income Funds are defined to include Core Bond, High Yield Bond, Municipal Bond Strategic Income and U.S. Government Securities Funds.

Purchases of Class A shares of $1 million or more are offered for sale at net asset value without a front end sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees, and Class A shares of the Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges.

CLASS B SHARES.   Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares purchased on or after October 1, 1997 will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

CLASS C SHARES.   Class C shares are offered for purchases of less than $1
million, at net asset value without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Class C shares are subject to a distribution fee of up to
 .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class
C shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class C shares purchased on or after July 1, 1999 will not be converted to Class A shares after ten years. Class C shares purchased before July 1, 1999 will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.

INSTITUTIONAL CLASS I SHARES. Institutional Class I shares are offered for sale through employer plans. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust. Institutional Class I shares of each Fund are subject to an administrative services fee of .25% of each Fund's respective average annual net assets.

Institutional Class I shares are also available for purchase by or through the following:(1) Certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients (a) pay an asset-based fee and (b) will have at least $1 million invested in Institutional Class I shares.

(2) Registered investment advisers offering a "wrap account" or a similar managed account program under which clients (a) pay an asset-based fee and (b) will have at least $1 million invested in Institutional Class I shares.

(3) Trust institutions and bank trust departments that (a) charge an asset-based fee and (b) will have at least $1 million invested in Institutional Class I shares.

(4) A charitable organization (as defined for purposes of Section 501(c)(3) of the Code) investing $1 million or more.

Institutional Class I shares are also available for purchase by the Aggressive, Moderate and Conservative Growth Lifestyle Funds.

INSTITUTIONAL CLASS II SHARES. Institutional Class II shares are offered for sale only through employer plans, and are available for the Core Bond Fund and High Yield Bond Fund only. Institutional Class II shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $500 million with the Trust.

CONTINGENT DEFERRED SALES CHARGE.   Purchases of $1 million or more of Class A
shares are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund and Municipal Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Fund. However, in the case of shares of the Money Market Fund and Municipal Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund and Municipal Money Market Fund which are subsequently exchanged for shares of the same class of other Funds will be subject to any applicable CDSC due at redemption.

CONVERSION FEATURE.   Class B shares (purchased on or after October 1, 1997) and
Class C shares (purchased before July 1, 1999) of all Funds except the Money Market Fund and Municipal Money Market Fund will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. (For Class B shares purchased prior to October 1, 1997 such conversion will take place six years after purchase.) Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund do not convert to Class A shares of the Money Market Fund and Municipal Money Market Fund at any time, as shares of all classes of the Money Market Fund and Municipal Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Fund. For example, if Class B shares of a Fund other than the Money Market Fund and Municipal Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Money Market Fund and Municipal Money Market Fund, the one year of ownership in the Money Market Fund and Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares, or purchased prior to July 1, 1999 through the reinvestment of dividends or distributions paid on Class C shares, as the case may be, will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.



The Trust believes that the conversion of either Class B or Class C shares to Class A shares does not constitute a taxable event under Federal income tax law. If the Trust's view on this matter changes, it may suspend conversion of Class B or Class C shares. In that event, which the Trust considers unlikely, no further conversions of Class B or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period that may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



FACTORS FOR CONSIDERATION.   The Trust's Multiple Pricing System is designed to
provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase for purchases of less than $1 million of Class A shares, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares;
(iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges. For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

Dividends paid by a Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. Shares of a Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund.

Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at a federal income tax rate of 20%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.

                                 CAPITAL STOCK

All shares of beneficial interest, $.001 par value per share, of each Fund have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights. The Trust's Agreement and Declaration of Trust permits the issuance of multiple classes of shares pursuant to the Multiple Pricing System. Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by series (Fund) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies.

The Trust is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Trust (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Trust in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Agreement and Declaration of Trust also provides for indemnification out of a Fund's property for any shareholder of such Fund held personally liable for any of the Fund's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

                        PURCHASE, REDEMPTION AND PRICING



Certain Qualified Purchasers.   No front end sales charge or CDSC is applicable
to any sale of Class A shares to any current or retired Trustee or officer of the Trust or of a Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any director, officer, or full-time employee or registered representative (and when permitted, the employees thereof) of broker/dealers having Dealer Agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to American General Corporation or any of its affiliates, the Subadvisors, or to a director, officer, full-time employee or sales representative of American General Corporation or any of its affiliates, the Subadvisors or any of their affiliates, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons. Furthermore, no front end sales charge or CDSC is applicable to any sale of Class A shares to: (1) financial institution trust departments investing an aggregate of $1 million or more in the Funds; (2) accounts for which broker/dealers, financial institutions, or financial planners charge and account management fee (also called a "wrap" fee); (3) tax-qualified plans with more than $1 million in plan assets; (4) tax-qualified plans purchasing shares with loan repayments from participants; and (5) by a Fund in connection with the acquisition of another investment company.



No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.



Shares may be sold at net asset value to certain categories of investors, including to shareholders of other investment companies, who invest in North American Funds in response to certain promotional activities.

Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

DETERMINATION OF NET ASSET VALUE

The following supplements the discussion set forth in the Prospectus. The assets belonging to each class of shares of a Fund will, in each case, be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

The Trustees have authorized the Funds to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

Securities held by each of the Funds other than the Money Market Fund and the Municipal Money Market Fund, except for money market instruments with remaining maturities of 60 days or less, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Funds.

All instruments held by the Money Market Fund and the Municipal Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

The Money Market Fund and the Municipal Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by Rule 2a-7, the Money Market Fund and the Municipal Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's and the Municipal Money Market Fund's price per share (for each class) as computed for the purposes of sales and redemptions at $1.00.

REDEMPTION IN KIND

Although it is each of the Funds' present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of marketable securities held by that Fund subject to the limitation that each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. If a redemption in kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities. A Fund will endeavor to only distribute securities for which there is an active trading market.

REPURCHASE OF SHARES

The Distributor is authorized to repurchase Fund shares through certain securities dealers who have entered into dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time.
Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

PAYMENT FOR THE SHARES PRESENTED

Payment for shares presented for redemption will be based on the net asset value of the applicable class of the applicable Fund next computed after a request is received in proper form at the offices of the transfer agent' as described below. Certain redemptions of Class A, B and C shares may be subject to a CDSC, which will be deducted from the redemption proceeds. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENTS

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, currently acts as Custodian of all the Fund's assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Funds of the Trust. State Street may make arrangements to perform certain of its functions through Boston Financial Data Services. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                            PERFORMANCE INFORMATION

From time to time the Trust may advertise certain information about the performance of all classes of one or more of the Funds. Such performance information may include time periods prior to the establishment of the multi-class distribution system. Information about performance of a class of shares of a Fund is not intended to indicate future performance. The Trust's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

The Funds may advertise the yield and/or total return performance for all classes of one or more of the Funds in accordance with the rules of the SEC. The Municipal Bond Fund and the Municipal Money Market Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

Each Fund may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 5.75% for Class A shares of the Equity Funds or 4.75% for Class A shares of the Fixed Income Funds and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Fund.

Each of the Funds may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share earned during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The Municipal Bond Fund and the Municipal Money Market Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Fund over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested weekly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, S&P 500, S&P MidCap 400 Index, Value Line Composite, Lehman Brothers Bond, Government Corporate, Municipal, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, the Salomon Brothers Non-Dollar WGBI 10 Index, Russell 2000 Growth Index, the EAFE Index or the Morgan Stanley Capital International World Index. In addition, during certain time periods the yield and total return of a class and/or a Fund may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Fund may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund and the Municipal Money Market Fund operate under procedures designed to stabilize the net asset value of all classes at $1.00 per share. A Fund will include performance data for each class of a Fund in any advertisement or information including performance data of such Fund. The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

A Fund may advertise its yield and/or total return performance for all classes of shares of one or more of the Funds, calculated in accordance with the rules of the SEC. Such performance information may include time periods prior to the implementation of the Multiple Pricing System on April 1, 1994, and will be calculated as described below. For purposes of quoting and comparing the performance of the classes of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on historical performance, show the performance of a hypothetical investment and are not intended to indicate future performance.

Under the rules of the SEC, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1 + T)n  = ERV

Where:

P =     a hypothetical initial payment of $1,000

T =     average annual total return

n =     number of years (1, 5 or 10)

ERV =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods (if available) plus the time period since the effective date of the Fund's registration statement. When the period since inception for a Fund is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 5.75% for the Equity Funds and 4.75% for the Fixed Income Funds (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B shares, the applicable CDSC imposed on a redemption of shares held for the period is deducted. The formula also assumes that all dividends and distributions have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales charges that might in the future be made applicable to reinvestments would be included as would any recurring account charges that might be imposed by the Trust.

The figures shown in the table below are, for all classes, restated to reflect front end sales charges and CDSCs currently payable by each class of shares under the Multiple Pricing System (as described above), and (for all of the tables presented below) are based on the distribution and service fees and other expenses actually paid by each Fund for the periods presented, rather than the distribution and service fees and other expenses currently payable by each class of shares under the Multiple Pricing System, which in certain cases are different. Until April 1, 1994, each Fund paid distribution and service fees under the Prior Plan.

The following tables set forth the average annual total returns for each class of shares of each Fund for certain periods of time ending October 31, 1999, restated to reflect the effects of the maximum front end sales charges and any applicable CDSCs payable be an investor under the Multiple Pricing System:

CLASS A SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 19.53%                 N/A                  13.02%             03/04/96
International Small Cap Fund                        28.94%                 N/A                  10.37%             02/20/96
Large Cap Growth Fund                               22.47%                 N/A                  19.56%             03/04/96
Global Equity Fund                                   0.58%                7.22%                  8.94%             04/01/94
Growth & Income Fund                                17.26%               21.72%                 16.59%             04/01/94
International Equity Fund                           15.56%                 N/A                   7.17%             01/09/95
Strategic Income Fund                               -2.75%                7.10%                  5.20%             11/01/93
Core Bond Fund                                      -5.77%                5.93%                  6.15%             05/01/91
U.S. Government Securities Fund                     -4.29%                5.54%                  6.30%             08/28/89
Municipal Bond Fund                                 -7.61%                5.50%                  3.40%             07/06/93
Balanced Fund                                       -3.61%               10.90%                  8.25%             08/28/89
Small Cap Growth Fund                               37.40%                 N/A                  11.58%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A
Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

CLASS B SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 19.62%                 N/A                  13.10%             03/04/96
International Small Cap Fund                        29.63%                 N/A                  10.43%             02/20/96
Large Cap Growth Fund                               22.77%                 N/A                  19.90%             03/04/96
Global Equity Fund                                   0.01%                7.35%                  9.16%             04/01/94
Growth & Income Fund                                17.28%               22.03%                 16.86%             04/01/94
International Equity Fund                           15.53%                 N/A                   7.35%             01/09/95
Strategic Income Fund                               -3.44%                7.18%                  5.31%             04/01/94
Core Bond Fund                                      -6.48%                6.04%                  6.37%             05/01/91
U.S. Government Securities Fund                     -4.99%                5.58%                  6.44%             04/01/94
Municipal Bond Fund                                 -8.58%                5.34%                  3.45%             04/01/94
Balanced Fund                                       -4.43%               11.03%                  8.43%             08/28/89
Small Cap Growth Fund                               37.36%                 N/A                  10.91%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A

Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

CLASS C SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 23.65%                 N/A                  13.74%             03/04/96
International Small Cap Fund                        33.48%                 N/A                  11.09%             02/20/96
Large Cap Growth Fund                               26.75%                 N/A                  20.38%             03/04/96
Global Equity Fund                                   3.99%                7.65%                  9.16%             11/01/90
Growth & Income Fund                                21.28%               22.17%                 16.82%             05/01/91
International Equity Fund                           19.53%                 N/A                   7.65%             01/09/95
Strategic Income Fund                                0.56%                7.48%                  5.44%             04/01/94
Core Bond Fund                                      -2.54%                6.35%                  6.37%             05/01/91
U.S. Government Securities Fund                     -0.99%                5.90%                  6.44%             04/01/94
Municipal Bond Fund                                 -4.73%                5.67%                  3.45%             04/01/94
Balanced Fund                                       -0.42%               11.27%                  8.42%             08/28/89
Small Cap Growth Fund                               41.19%                 N/A                  13.42%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A
Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

For periods ending 10/31/99, the Adviser waived certain fees in respect of the Funds. Absent such waivers, the returns shown above would be lower.

The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. On July 10, 1992, the former Aggressive, Moderate and Conservative Asset Allocation Trusts were reorganized into the Balanced Fund. The Balanced Fund's investment objectives, policies and restrictions are identical to the old Moderate Asset Allocation Trust. The performance figures shown above for the Balanced Fund therefore are based on the past performance of the former Moderate Asset Allocation Trust for the period prior to July 10, 1992.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

a-b     6
YIELD = 2[(--- + 1) - 1]
cd
Where:
a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursement).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Yields for the classes of the Funds used in advertising are computed by dividing the class of the Fund's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the offering price (including the applicable front end sales charge or CDSC) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations.
In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class of a Fund may differ from the rate of distributions paid over the same period or the rate of income reported in the Fund's financial statements. The yields for Classes A, B and C of the Core Bond Fund for the thirty day period ended October 31, 1999 were 6.18% and 5.97%, 6.00%, respectively. The yields for Classes A, B and C of the U.S. Government Securities Fund for the thirty day period ended October 31, 1999 were 5.28%, 4.95% and 4.95%, respectively. The yields for Classes A, B and C of the Strategic Income Fund for the thirty day period ended October 31, 1999 were 9.88%, 9.82% and 9.82%, respectively.

Yield quotations for the Core Bond and U.S. Government Securities and Strategic Income Funds will reflect the fact that such Funds will have paid no advisory fees during certain periods of their operations. Therefore, the yield for those Funds encompassing the periods during which no advisory fees were paid will be higher than the yields the Funds would have realized had the suspension of advisory fees not been in effect.

The yields for Classes A, B and C of the Municipal Bond Fund for the thirty day period ended October 31, 1999 were 4.39%, 3.82% and 3.82%, respectively. With respect to the Municipal Bond Fund, tax-equivalent yields are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.
---

Yields for the Money Market Fund and Municipal Money Market Fund will be computed on the basis of seven-day periods, and such quotations will be in lieu of total return quotations for the one, five and ten year periods described above. Yields will be computed by dividing the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period by the value of the account at the beginning of the period and multiplying the return so determined ("base period return") by 365/7. Effective yields will be computed by compounding the base period return in accordance with the following formula:

Effective yield = [(Base period return +1)365/7] - 1

For the seven-day period ended October 31, 1999, yields for Classes A, B and C of the Money Market Fund were 4.72%, 4.72% and 4.72%, respectively. For the seven-day period ended October 31, 1999, the effective yields for Classes A, B and C of the Money Market Fund were 4.55%, 4.55% and 4.55%, respectively.

Yield and total return are calculated separately for each class of shares of a Fund. As discussed above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class, and are based on distribution and service fees and other expenses actually paid by each Fund for the periods presented.

The Trust may also from time to time include in advertising a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare performance more accurately with other measures of investment return. Each class of a Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, aggregate total return is calculated for the specified periods of time by assuming the investment of $1,000 in shares of a class of a Fund and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct from the initial value invested any amount representing front end sales charges or CDSCs applicable to a class. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Trust will, however, disclose the maximum front end sales charge or CDSC applicable to each class and will also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Trust may also advertise the performance rankings assigned certain Funds (or classes thereof) or their investment Subadvisors by various publications and statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barrons, Fortune, Money Magazine, The New York Times, Financial World and Financial Services Week.

Calculated in the manner set forth above, the average annual total returns for each class of shares of each Fund for the one and five year periods ended October 31, 1999 and since inception to October 31, 1999 are as follows:

CLASS A SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 25.50%                 N/A                  14.53%             03/04/96
International Small Cap Fund                        35.37%                 N/A                  11.84%             02/20/96
Large Cap Growth Fund                               28.57%                 N/A                  21.17%             03/04/96
Global Equity Fund                                   5.60%                8.27%                  9.53%             11/01/90
Growth & Income Fund                                23.11%               22.91%                 17.26%             05/01/91
International Equity Fund                           21.33%                 N/A                   8.26%             01/09/95
Strategic Income Fund                                2.10%                8.15%                  6.06%             04/01/94
Core Bond Fund                                      -1.08%                6.97%                  6.76%             05/01/91
U.S. Government Securities Fund                      0.48%                6.57%                  6.81%             04/01/94
Municipal Bond Fund                                 -2.95%                6.53%                  4.20%             04/01/94
Balanced Fund                                        1.20%               11.98%                  8.77%             08/28/89
Small Cap Growth Fund                               44.26%                 N/A                  14.61%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A
Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

CLASS B SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 24.62%                 N/A                  13.69%             03/04/96
International Small Cap Fund                        34.33%                 N/A                  11.06%             02/20/96
Large Cap Growth Fund                               27.77%                 N/A                  20.41%             03/04/96
Global Equity Fund                                   5.01%                7.65%                  9.16%             11/01/90
Growth & Income Fund                                22.28%               22.21%                 16.86%             05/01/91
International Equity Fund                           20.53%                 N/A                   7.66%             01/09/95
Strategic Income Fund                                1.56%                7.48%                  5.44%             04/01/94
Core Bond Fund                                      -1.56%                6.35%                  6.37%             05/01/91
U.S. Government Securities Fund                      0.01%                5.90%                  6.44%             04/01/94
Municipal Bond Fund                                 -3.77%                5.67%                  3.45%             04/01/94
Balanced Fund                                        0.57%               11.29%                  8.43%             08/28/89
Small Cap Growth Fund                               42.36%                 N/A                  13.42%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A
Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

CLASS C SHARES THROUGH 10/31/99               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 24.65%                 N/A                  13.74%             03/04/96
International Small Cap Fund                        34.48%                 N/A                  11.09%             02/20/96
Large Cap Growth Fund                               27.75%                 N/A                  20.38%             03/04/96
Global Equity Fund                                   4.99%                7.65%                  9.16%             11/01/90
Growth & Income Fund                                22.28%               22.17%                 16.82%             05/01/91
International Equity Fund                           20.53%                 N/A                   7.65%             01/09/95
Strategic Income Fund                                1.56%                7.48%                  5.44%             04/01/94
Core Bond Fund                                      -1.56%                6.35%                  6.37%             05/01/91
U.S. Government Securities Fund                      0.01%                5.90%                  6.44%             04/01/94
Municipal Bond Fund                                 -3.77%                5.67%                  3.45%             04/01/94
Balanced Fund                                        0.58%               11.27%                  8.42%             08/28/89
Small Cap Growth Fund                               42.19%                 N/A                  13.42%             01/06/98
Mid Cap Value Fund                                    N/A                  N/A                    N/A
Stock Index Fund                                      N/A                  N/A                    N/A
Small Cap Index Fund                                  N/A                  N/A                    N/A
Socially Responsible Fund                             N/A                  N/A                    N/A
High Yield Bond Fund                                  N/A                  N/A                    N/A
Aggressive Growth Lifestyle Fund                      N/A                  N/A                    N/A
Moderate Growth Lifestyle Fund                        N/A                  N/A                    N/A
Conservative Growth Lifestyle Fund                    N/A                  N/A                    N/A
Science & Technology Fund                             N/A                  N/A                    N/A

The Funds have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its Fund Subadvisors, such as information regarding a Subadvisor's specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment Subadvisors that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information. The Trust will include performance data for each class of shares of a Fund in any advertisement or information including performance data of such Fund.

TAXABLE EQUIVALENT YIELDS


SINGLE                                  JOINT          MARGINAL FEDERAL INCOME               A TAX-EXEMPT YIELD OF:
TAXABLE INCOME**                                               TAX RATE                      3%    4%    5%    6%    7%   8%
                                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF:
under $25,350                     under $42,350          15%                        3.53,  4.71,  5.88,  7.06,  8.24,   9.41
$25,350-$61,400                   $ 42,350-$102,300      28%                         4.17,  5.56,  6.94,  8.33,  9.72, 11.11
$61,400-$128,100                  $102,300-$155,950      31%                         4.35,  5.80,  7.25,  8.70, 10.14, 11.59
$128,100-$278,450                 $155,950-$278,450      36%                         4.69,  6.25,  7.81,  9.38, 10.94, 12.50
over $278,450                       over $278,450        39.6%                       4.97,  6.62,  8.28,  9.93, 11.59, 13.25


* Certain taxpayers may, to the extent such taxpayers itemize deductions or claim personal exemptions, be subject to a higher marginal rate. In addition, the tax rate on net capital gains of individuals may not exceed 28%.

**Taxable Income amounts apply for taxable years beginning in 1996. The amounts are indexed annually for inflation.

                                     TAXES

The following information supplements the disclosure contained in the Prospectus under the heading "Taxes." No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the "Code" and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the total value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the total value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of a Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short term capital gains over net long-term capital losses for such year. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders each of whom (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount, (ii) will be entitled to credit its proportionate share of the 35% tax paid by a Fund on the undistributed amount against its federal income tax liability and to claim refunds to the extent such credits exceed such tax liability and (iii) will be entitled to increase its tax basis, for federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

A Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of a Fund's ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of capital gains over capital losses, in each case both long- and short-term) for the one-year period ending on October 31 of such calendar year; and (c) 100% of the ordinary income and capital gain net income from any prior calendar year to the extent that such amounts were not previously distributed or subject to tax under Subchapter M of the Code. If a Fund does not qualify for taxation as a RIC for any taxable year, such Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, such Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Each Fund expects to make sufficient distributions such that it will not be subject to the corporate income and excise taxes.

Certain investments, including investments in assets "marked to market" for federal income tax purposes, debt obligations issued at a discount (including, for example, zero coupon securities), as well as certain other investments generally will, and debt obligations purchased at a discount may, cause a Fund to realize income prior to the receipt of cash payments with respect to these investments. In such cases a Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to make sufficient distributions to its shareholders necessary to avoid any Fund level tax liability.

In addition, investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long term capital-gains into short term capital-gains and convert short-term capital losses into long-term capital losses. These transactions could therefore affect the amount, timing and character of distributions to shareholders.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by a Fund in a "passive foreign investment company" ("PFIC") could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, such tax and interest charges may be avoided in certain circumstances. First, a Fund may elect to treat a PFIC as a "qualified electing fund," in which case such Fund will be required to include its share of the PFIC's ordinary income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Second, a Fund also may make an election to mark the gains (and, to a limited extent, losses) in the PFIC stock "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid Fund level taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Certain dividends and interest received by a Fund may be subject to foreign withholding taxes. If more than 50% of a Fund's assets at year end consists of stock or securities in foreign corporations, such Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries. If eligible the Fund(s) intend to make this election. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Each year that a Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders and the portion of the dividend which represents income derived from sources within each such foreign jurisdiction (including U.S. possessions).

If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale of such share shall be (i) treated (to the extent not disallowed as described in (ii) below) as a long-term capital loss to the extent of any capital gain dividend received or undistributed capital gain deemed received by the shareholder with respect to such share or (ii) in the case of the Municipal Bond Fund and the Municipal Money Market Fund, disallowed to the extent of any exempt-interest dividends received with respect to such share. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other shares of the same Fund within a 61-day period beginning 30 days before and ending 30 days after the date on which such shares are redeemed or otherwise disposed of. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

A sales load incurred in connection with the purchase of Fund shares will not be taken into account in determining the gain or loss on the sale or exchange of shares within 91 days of such purchase, where the proceeds are reinvested in another Fund of the Trust, at a reduced (or eliminated) load. The disregarded load will be added to the tax basis of the newly acquired shares.

Distributions of taxable income and proceeds from the sale of investments held by a Fund for one year or less are taxable to Fund shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by the Fund are taxable to shareholders of the Fund as long-term capital gains (generally at a 20% rate for noncorporate shareholders), whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed such Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Redemptions and exchanges of a Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain.

Generally, unless a shareholder of a Fund includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from taxable dividends and other reportable payments (including proceeds of redemption transactions) to the shareholder. Backup withholding may also be required in certain other cases.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Some states do not permit RICs to pass through to their shareholders the state and local income tax exemptions available to direct owners of certain types of securities unless the RIC owns a required amount of those securities. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of Fund shares or securities held by a Fund. To the extent that a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of such a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

MUNICIPAL BOND FUND AND MUNICIPAL MONEY MARKET FUND

Each of the Municipal Bond Fund and the Municipal Money Market Fund (each a "Municipal Fund") intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of municipal obligations described in section 103(a) of the Code. Because each Municipal Fund will primarily invest in municipal obligations, dividends from the Fund will generally be exempt from regular federal income tax in the hands of shareholders (subject to the possible application of the alternative minimum tax). Further, gain from a sale of redemption of shares of each Municipal Fund will be taxable to shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Thus, it will normally be advantageous for each Municipal Fund to declare exempt-interest dividends frequently. Taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Municipal Fund) received or accrued during the year.

Federal tax law imposes an alternative minimum tax ("AMT") with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for purposes of the AMT on corporations. The Fund will annually supply shareholders with a report indicating the percentage of portfolio income attributable to municipal obligations subject to the alternative minimum tax.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Fund. Tax-exempt distributions received from each Municipal Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund is not deductible if such Fund distributes exempt-interest dividends to the shareholder during the taxable year.

Any recognized gain or income attributable to market discount on long-term (i.e., obligations with a term of more than one year) tax-exempt obligations purchased after April 30, 1993 is taxable as ordinary income (except to the extent of a portion of the discount attributable to original issue discount). This rule may increase the amount of ordinary income dividends received by shareholders.

Shares of each Municipal Fund are not a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from a Municipal Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. "Substantial user" includes a "non-exempt person" who regularly uses in his trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds. "Related persons" include, among others, certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors (especially those who are "substantial users" or "related persons") should consult their tax advisers before investing in a Municipal Fund.

In the course of managing its investments, each Municipal Fund may realize some capital gains (and/or losses) and other taxable income. Any distributions by such Fund of its share of such gains or other taxable income would be taxable to the shareholders. However, it is expected that such amounts would normally be insubstantial in relation to the tax-exempt interest earned by each Municipal Fund.

In addition, the receipt of exempt-interest dividends from each of the Funds affect the federal tax liability of certain foreign corporations, S corporations and insurance companies.

A notice detailing the tax status of dividends and distributions paid by each Municipal Fund will be mailed annually to its shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

DESCRIPTION OF TAX CONSEQUENCES

Descriptions of tax consequences set forth in this Statement of Additional Information and in the Prospectus are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serve as the Trust's independent accountants. Their address is 160 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS

The Independent Auditor's Report, financial highlights and financial statements in respect of the Trust included in the Annual Report of the Trust for the fiscal year ended October 31, 1999 of the Trust to shareholders filed on Form N-30D under the 1940 Act filed electronically on January 5, 2000 (File No. 811-05797 Accession No. 0000950109-00-000037), are incorporated by reference into this Statement of Additional Information.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund's registration statement nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Trust or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P has no obligation to take the need of the Trust or its investors into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or the timing of the issuance or sale of such Fund or in the determination or calculation of the equation by which such Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  APPENDIX A

                     RATINGS OF CORPORATE DEBT INSTRUMENTS




MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"    Fixed-income securities which are rated "Caa" are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks somewhat larger.

"A" Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA" Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

"BA" Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

"CON(-)" Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition
attaches.   Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

MUNICIPAL NOTE RATINGS

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

"MIG 1" Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

"MIG 2" Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

"MIG 3" Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

"MIG 4" Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues rated B are regarded as having only speculative capacity for timely payment.

"C" This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D" Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

"AA" Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances deffer from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

"A" Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

"BBB" Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MUNICIPAL NOTE RATINGS

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

"SP-1" Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

"SP-2" Issues carrying this designation have a satisfactory capacity to pay principal and interest.

FITCH

COMMERCIAL PAPER RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis that a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+" Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

"F-1" Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2" Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

"F-3" Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-5" Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"LOC" The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonable foreseeable events.

"AA" Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong bonds rated AAA and not significantly vulnerable to foreseeable future developments.

"A" Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.